                                                                     EXHIBIT 1.1


                           GreenMountain.com Company
                              ________ Shares/1/

                                 Common Stock
                            UNDERWRITING AGREEMENT

                                                              ________ ___, 1999

PRUDENTIAL SECURITIES INCORPORATED
BANC BOSTON ROBERTSON STEPHENS
BT ALEX. BROWN
VOLPE BROWN WHELAN & COMPANY
FAC/EQUITIES
FIRST UNION CAPITAL MARKETS
THE ROBINSON-HUMPHREY COMPANY
E*OFFERING
 As Representatives of the several Underwriters
c/o Prudential Securities Incorporated
One New York Plaza
New York, New York 10292

Ladies and Gentlemen:

     GreenMountain.com Company, a Delaware corporation (the "Company"), hereby confirms its agreement with the several underwriters named in Schedule 1 hereto (the "Underwriters"), for whom you have been duly authorized to act as representatives (in such capacities, the "Representatives"), as set forth below. If you are the only Underwriters, all references herein to the Representatives shall be deemed to be to the Underwriters.

     1.  Securities.  Subject to the terms and conditions herein contained, the
         ----------
Company proposes to issue and sell to the several Underwriters an aggregate of ___ shares (the "Firm Securities") of the Company's Common Stock, par value $0.01 per share ("Common Stock"). The Company also proposes to issue and sell to the several Underwriters not more than _______________ additional shares of Common Stock if requested by the Representatives as provided in Section 3 of this Agreement. Any and all shares of Common Stock to be purchased by the Underwriters pursuant to such option are referred to herein as the "Option Securities", and the Firm Securities and any Option Securities are collectively referred to herein as the "Securities".

----------------------------
     /1/ Plus an option to purchase from GreenMountain.com Company up to ____________ additional shares to cover over-allotments.

                                       1.

     2.  Representations and Warranties of the Company.  The Company
         ---------------------------------------------
represents and warrants to, and agrees with, each of the several Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-75171) with respect to the Securities, including a prospectus subject to completion, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and one or more pre effective amendments to such registration statement may have been so filed. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Securities that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause (i)(A) or (i)(B) of this sentence as have been provided to and approved by the Representatives prior to the execution of this Agreement, or
(ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the execution of this Agreement. The Company may also file a related registration statement with the Commission pursuant to Rule 462(b) under the Act for the purpose of registering certain additional Securities, which registration shall be effective upon filing with the Commission. As used in this Agreement, the term "Original Registration Statement" means the registration statement initially filed relating to the Securities, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Rule 462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) under the Act (including the Original Registration Statement and any Preliminary Prospectus or Prospectus incorporated in such registration statement at the time such registration statement becomes effective pursuant to Rule 462(b)); the term "Registration Statement" means the Original Registration Statement together with any Rule 462(b) Registration Statement; the term "Preliminary Prospectus" means each prospectus subject to completion included in the registration statement initially filed relating to the Securities or any amendment thereto (including the prospectus subject to completion, if any, included in the Original Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means:
          (i) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Securities that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements;

                                       2.

          (ii) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or

          (iii) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement;

and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference herein to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

          (b) The Commission has not issued any order preventing or suspending use of any Preliminary Prospectus. When any Preliminary Prospectus was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that solely with respect to any Preliminary Prospectus as filed with the Commission prior to May 28, 1999, the foregoing shall be subject to changes in the Preliminary Prospectus in response to comments received from the Commission and to blanks in the Preliminary Prospectus which are apparent on their face as blanks. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any Term Sheet that is a part thereof or any amendment or supplement to the Prospectus is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or part thereof or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Firm Closing Date and any Option Closing Date (both as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein.

          (c) If the Company has elected to rely on Rule 462(b), (i) the Company has filed a Rule 462(b) Registration Statement in compliance with and that is effective upon filing pursuant to Rule 462(b) and has received confirmation of its receipt and (ii) the Company has

                                       3.

given irrevocable instructions for transmission of the applicable filing fee in connection with the filing of the Rule 462(b) Registration Statement in compliance with Rule 111 promulgated under the Act or the Commission has received payment of such filing fee.

          (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation and is in good standing under the laws of all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse change in the condition (financial or otherwise), management, business prospects, net worth, or results of the operations of the Company (a "Material Adverse Effect").

          (e) The Company has full corporate power to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; and the Company has full corporate power to enter into this Agreement and to carry out all the terms and provisions hereof to be carried out by it.

          (f) The Company has an authorized, issued and outstanding capitalization as set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Firm Securities and the Option Securities have been duly authorized and at the Firm Closing Date or the related Option Closing Date (as the case may be), after payment therefor in accordance herewith, will be validly issued, fully paid and nonassessable. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities, and no holder of securities of the Company has any right which has not been fully exercised or waived to require the Company to register the offer or sale of any securities owned by such holder under the Act in the public offering contemplated by this Agreement.

          (g) The capital stock of the Company conforms to the description thereof contained in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

          (h) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding (A) securities or obligations of the Company convertible into or exchangeable for any capital stock of the Company, (B) warrants, rights or options to subscribe for or purchase from the Company any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

          (i) The financial statements and schedules of the Company included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most

                                       4.
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recent Preliminary Prospectus) fairly present the financial position of the
Company and the results of operations and changes in financial condition as of the dates and periods therein specified. Such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial Information" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein.

     (j) Arthur Andersen LLP, who have certified certain financial statements of the Company and delivered their report with respect to the audited financial statements and schedules included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

     (k) The execution and delivery of this Agreement have been duly authorized by the Company and this Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery by all parties hereto other than the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditor's rights, general equitable principles and public policy considerations.

     (l) No legal or governmental proceedings are pending to which the Company is a party or to which the property of the Company is subject that are required to be described in the Registration Statement or the Prospectus and are not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and, to the Company's knowledge, no such proceedings have been threatened against the Company or with respect to any of its properties; and no contract or other document is required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or filed as required.

     (m) The issuance, offering and sale of the Securities to the Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not require the consent, approval, authorization, registration or qualification of or with any governmental authority, except (A) such as have been obtained, (B) such as may be required under state securities or blue sky laws, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder and the bylaws of the National Association of Securities Dealers, Inc., (C) if the registration statement filed with respect to the Securities (as amended) is not effective under the Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Act, and (D) with respect to any consents, approvals, authorizations, registrations or qualifications other than those referred to in the foregoing clauses (A), (B) and (C), where the failure to obtain any such consent, approval, authorization, registration or qualification would not, in the aggregate, have a Material Adverse Effect. The issuance, offering and sale of the Securities to the

                                       5.

Underwriters by the Company pursuant to this Agreement, the compliance by the Company with the other provisions of this Agreement and the consummation of the other transactions herein contemplated do not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, or (B) the charter documents or bylaws of the Company, or (C) any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator applicable to the Company, except where such conflict, breach, violation or default would not, in the aggregate, have a Material Adverse Effect.

     (n) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, the Company has not sustained any loss or interference with their respective businesses or properties that has had a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding and there has not been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, except in each case as described in or contemplated by the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus.

     (o) The Company has not, directly or indirectly, (i) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company, in each case except as expressly contemplated by this Agreement.

     (p) The Company has not distributed and, prior to the later of (i) the Firm Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by (and in compliance with) the Act.

     (q) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), (i) the Company has not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company, except in each case as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

                                       6.

     (r) The Company does not own any real property. The Company has good and marketable title to all personal property owned by it free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company, and any buildings held under lease by the Company are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such buildings by the Company, in each case except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (s) No labor dispute with the employees of the Company exists or, to the best of the Company's knowledge, is threatened or imminent that could have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (t) The Company owns or possesses, or can acquire on reasonable terms, the right to use all patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by it in connection with its business, except where the failure to own or possess, or to be able to acquire on reasonable terms, the right to use any such items would not, in the aggregate, have a Material Adverse Effect, and the Company has not received any notice of infringement of or conflict with asserted rights of any third party with respect to any such items except where such infringements or conflicts, in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (u) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; the Company has not been refused any insurance coverage sought or applied for; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (v) The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such certificates, authorizations and permits would not, in the aggregate, have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such proceedings, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (w) The Company will conduct its operations in a manner that will not subject it to registration as an investment company under the Investment Company Act of 1940, as

                                       7.

amended, and the Company will not become an investment company subject to registration under such Act as a result of the consummation of the transactions contemplated by this Agreement and the application of the net proceeds therefrom, as described in the Prospectus.

     (x) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (y) The Company is not in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, has received all permits, licenses or other approvals required of it under such laws and regulations and is in compliance with all terms and conditions of such permits, licenses or approvals, except where violations of such laws and regulations, failures to receive required permits, licenses or other approvals or failures to comply with the terms and conditions of such permits, licenses or approvals that would not, singly or in the aggregate, have a Material Adverse Effect, or except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (z) Each certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     (aa) The Company does not own any shares of stock or any other equity securities of any corporation or have any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

     (bb) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (cc) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties is bound or may be affected, except for any such defaults that, in the aggregate, would not have a Material Adverse Effect.

                                       8.

                (dd) The merger of the Predecessor with and into the Company (the "Merger") became effective on _____________, 1999 upon the filing of the Agreement and Plan of Merger dated _____________, 1999, between the Predecessor and the Company (the "Merger Agreement") with the Secretary of State of the State of Delaware in accordance with Sections 265 and 251 of the Delaware General Corporation Law and Section 18-209 of the Delaware Limited Liability Company Act. When the Merger became effective (the time of such effectiveness being hereinafter referred to as the "Effective Time"), the separate existence of the Predecessor ceased and the Merger had the other effects specified in
Section 259(a) of the Delaware General Corporation Law and Section 18-209(g) of the Delaware Limited Liability Company Act. At the Effective Time, (i) each common unit in the Predecessor outstanding immediately prior to the Effective Time was converted into the right to receive shares of Common Stock, (ii) each then-outstanding option to purchase common units in the Predecessor was assumed by the Company and became an option to acquire shares of Common Stock, and (iii) each then-outstanding warrant to purchase common units of the Predecessor became exercisable to purchase shares of Common Stock, in each case as contemplated by
Article II of the Merger Agreement. Prior to the Effective Time, the Merger Agreement and the Merger were duly approved by the Predecessor by all requisite limited liability company action, including all requisite action by its managers and members, and by the Company by all requisite corporate action, including all requisite action of its directors and stockholders. The consummation of the Merger did not (i) violate any statute or regulation applicable to, or any order, writ, judgment, injunction, decree, determination or award entered against, the Predecessor or the Company or (ii) conflict with or breach any of the terms of, or constitute a default under, the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Predecessor's Second Amended and Restated Operating Agreement or any material agreement or instrument to which the Predecessor or the Company was or is a party or by which the Predecessor or the Company was or is bound. To the best of the Company's knowledge, there is no action, proceeding or investigation pending or threatened that questions the validity of such merger, nor is there any basis therefor.

        3.      Purchase, Sale and Delivery of the Securities.
                ---------------------------------------------

                (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, at a purchase price of $________ per share, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule 1 hereto. One or more certificates in definitive form for the Firm Securities that the several Underwriters have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Representatives request upon notice to the Company at least 48 hours prior to the Firm Closing Date, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the Underwriters, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer in same-day funds (the "Wired Funds") to the account of the Company. Such delivery of and payment for the Firm Securities shall be made at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, California 92121, at 6:30 A.M., San Diego time, on __________, 1999, or at such other place, time or date as the Representatives and the Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, such time and date of

                                       9.

delivery against payment being herein referred to as the "Firm Closing Date". The Company will make such certificate or certificates for the Firm Securities available for checking and packaging by the Representatives at the offices in New York, New York of the Company's transfer agent or registrar or of Prudential Securities Incorporated at least 24 hours prior to the Firm Closing Date.

        (b) For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Securities as contemplated by the Prospectus, the Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, the Option Securities. The purchase price to be paid for any Option Securities shall be the same price per share as the price per share for the Firm Securities set forth above in paragraph (a) of this
Section 3. The option granted hereby may be exercised as to all or any part of the Option Securities from time to time within 30 days after the date of the Prospectus (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange is open for trading). The Underwriters shall not be under any obligation to purchase any of the Option Securities prior to the exercise of such option. The Representatives may from time to time exercise the option granted hereby by giving notice in writing or by telephone (confirmed in writing) to the Company setting forth the aggregate number of Option Securities as to which the several Underwriters are then exercising the option and the date and time for delivery of and payment for such Option Securities. Any such date of delivery shall be determined by the Representatives but shall not be earlier than two business days or later than five business days after such exercise of the option and, in any event, shall not be earlier than the Firm Closing Date. The time and date set forth in such notice, or such other time on such other date as the Representatives and Company may agree upon or as the Representatives may determine pursuant to Section 9 hereof, is herein called the "Option Closing Date" with respect to such Option Securities. Upon exercise of the option as provided herein, the Company shall become obligated to sell to each of the several Underwriters, and, subject to the terms and conditions herein set forth, each of the Underwriters (severally and not jointly) shall become obligated to purchase from the Company, the same percentage of the total number of the Option Securities as to which the several Underwriters are then exercising the option as such Underwriter is obligated to purchase of the aggregate number of Firm Securities, as adjusted by the Representatives in such manner as they deem advisable to avoid fractional shares. If the option is exercised as to all or any portion of the Option Securities, one or more certificates in definitive form for such Option Securities, and payment therefor, shall be delivered on the related Option Closing Date in the manner, and upon the terms and conditions, set forth in paragraph (a) of this Section 3, except that reference therein to the Firm Securities and the Firm Closing Date shall be deemed, for purposes of this paragraph (b), to refer to such Option Securities and Option Closing Date, respectively.

        (c) The Company hereby acknowledges that the wire transfer by or on behalf of the Underwriters of the purchase price for any Securities does not constitute closing of a purchase and sale of the Securities. Only execution and delivery of a receipt for Securities by the Underwriters indicates completion of the closing of a purchase of the Securities from the Company. Furthermore, in the event that the Underwriters wire funds to the Company prior to the completion of the closing of a purchase of Securities, the Company hereby acknowledges that until the Underwriters execute and deliver a receipt for the Securities, by facsimile or otherwise, the Company will not be entitled to the Wired Funds and shall return the Wired Funds

                                      10.

to the Underwriters as soon as practicable (by wire transfer of same-day funds) upon demand. In the event that the closing of a purchase of Securities is not completed and the Wired Funds are not returned by the Company to the Underwriters on the same day the Wired Funds were received by the Company, the Company agrees to pay to the Underwriters in respect of each day the Wired Funds are not returned by it, in same-day funds, interest on the amount of such Wired Funds in an amount representing the Underwriters' cost of financing as reasonably determined by Prudential Securities Incorporated.

                (d) It is understood that any of you, individually and not as one of the Representatives, may (but shall not be obligated to) make payment on behalf of any Underwriter or Underwriters for any of the Securities to be purchased by such Underwriter or Underwriters. No such payment shall relieve such Underwriter or Underwriters from any of its or their obligations hereunder.

        4.      Offering by the Underwriters.  Upon your authorization of the
                ----------------------------
release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale to the public upon the terms set forth in the Prospectus.

        5.      Covenants of the Company.  The Company covenants and agrees
                ------------------------
with each of the Underwriters that:

                (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto to become effective as promptly as possible. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, the Company (i) will comply with all requirements imposed upon it by the Act and the rules and regulations of the Commission thereunder to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (ii) will not file with the Commission the Prospectus or the amendment referred to in the second sentence of
     Section 2(a) hereof, any amendment or supplement to the Prospectus or any amendment to any Registration Statement unless the Representatives previously have been advised and furnished with a copy thereof within a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent, which consent shall not have been unreasonably withheld. The Company will prepare and file with the Commission, in accordance with the rules and regulations of the Commission, promptly upon request by the Representatives or counsel for the Underwriters, any amendments to any Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the several Underwriters, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission as promptly as possible. The Company will advise the Representatives, promptly after receiving notice thereof, of the time when any Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Representatives of each such filing or effectiveness.

                                      11.

        (b) The Company will advise the Representatives, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto,
(ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Original Registration Statement or any Rule 462(b) Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

        (c) The Company will arrange for the qualification of the Securities for offering and sale under the securities or blue sky laws of such jurisdictions as the Representatives may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities, provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

        (d) If, at any time prior to the later of (i) the final date when a prospectus relating to the Securities is required to be delivered under the Act or (ii) the Option Closing Date, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the rules or regulations of the Commission thereunder, the Company will promptly notify the Representatives thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

        (e) The Company will, without charge, provide (i) to the Representatives and to counsel for the Underwriters a conformed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) or any Rule 462(b) Registration Statement, certified by the Secretary or an Assistant Secretary of the Company to be true and complete copies thereof as filed with the Commission by electronic transmission, (ii) to each other Underwriter, a conformed copy of such registration statement or any Rule 462(b) Registration Statement and each amendment thereto (in each case without exhibits thereto) and (iii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Representatives may reasonably request; without limiting the application of clause (iii) of this sentence, the Company, not later than (A) 6:00 P.M., New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 10:00 A.M., New York City time, on such date or (B) 2:00 P.M., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 10:00 A.M., New York City time, on such date, will deliver to the Underwriters, without charge, as many copies of the Prospectus and any

                                      12.

amendment or supplement thereto as the Representatives may reasonably request for purposes of confirming orders that are expected to settle on the Firm Closing Date.

        (f) The Company, as soon as practicable, will make generally available to its securityholders and to the Representatives an earnings statement of the Company and its subsidiaries that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

        (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

        (h) The Company will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except pursuant to this Agreement and except for (i) issuances of Common Stock pursuant to the exercise of warrants or employee stock options of the Company to persons who have signed an agreement referred to in Section 7(f), and (ii) the grant of employee stock options with vesting schedules consistent with past practice under the option plans of the Company.

        (i) Until the date 25 days following the completion of the offering of the Securities contemplated hereby, the Company will not, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) (A) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Securities or (B) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company, in each case except as expressly contemplated in this Agreement.

        (j) The Company will use its best efforts to obtain the agreements described in Section 7(f) hereof prior to the Firm Closing Date.

        (k) If at any time during the 25-day period after the Registration Statement becomes effective or the period prior to the Option Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from you advising the Company to the effect set forth above, forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event, unless the Company, after consultation with its counsel and underwriters' counsel, determines that such action would be inappropriate.

        (l) If the Company elects to rely on Rule 462(b), the Company shall both file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) and pay the applicable fees in accordance with Rule 111 promulgated under the Act by the earlier of

                                      13.

(i) 10:00 P.M. Eastern time on the date of this Agreement and (ii) the time confirmations are sent or given, as specified by Rule 462(b)(2).

          (m) The Company will cause the Securities to be duly included for quotation in The Nasdaq Stock Market's National Market (the "Nasdaq National Market") prior to the Firm Closing Date. The Company will use its reasonable best efforts to ensure that the Securities remain included for quotation on the Nasdaq National Market or otherwise become listed on the New York Stock Exchange following the Firm Closing Date.

     6.   Expenses.  The Company will pay all costs and expenses incident to
          --------
the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof, including all costs and expenses incident to (i) the printing or other reproduction of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Rule 462(b) Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto and the reproduction other than printing of this Agreement and any blue sky memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, including transfer agent's and registrar's fees, (v) the qualification of the Securities under state securities and blue sky laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto (which fees and disbursements will in no event exceed $15,000 provided that the Securities are included for quotation in the Nasdaq National Market), (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) any quotation of the Securities in the Nasdaq National Market, (viii) any meetings with prospective investors in the Securities (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters) and (ix) advertising relating to the offering of the Securities specifically approved by the Representatives to be paid for by the Underwriters (other than a tombstone advertisement in the Wall Street Journal National Edition which shall be paid for by the Underwriters and as shall otherwise have been specifically approved by the Representatives to be paid for by the Underwriters). If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 11 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

      7.  Conditions of the Underwriters' Obligations.  The obligations of
          -------------------------------------------
the several Underwriters to purchase and pay for the Firm Securities shall be subject, in the Representatives' sole discretion, to the accuracy of the representations and warranties of the Company contained

                                      14.

herein as of the date hereof and as of the Firm Closing Date, as if made on and as of the Firm Closing Date, to the accuracy of the statements of the Company's officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

     (a) If the Original Registration Statement or any amendment thereto filed prior to the Firm Closing Date has not been declared effective as of the time of execution hereof, the Original Registration Statement or such amendment and, if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement, shall have been declared effective not later than the earlier of (i) 11:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission and (ii) the time confirmations are sent or given as specified by Rule 462(b)(2) or with respect to the Original Registration Statement, or such later time and date as shall have been consented to by the Representatives; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

     (b) The Representatives shall have received an opinion, dated the Firm Closing Date, from Peter H. Zamore, Vice President, General Counsel and Secretary of the Company, to the effect that:

          (i) the Company is qualified to transact business as a foreign corporation and is in good standing under the laws of all jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified does not amount to a material liability or disability of the Company.

     (c) The Representatives shall have received an opinion, dated the Firm Closing Date, of Jones Day Reavis & Pogue LLP, counsel for the Company, to the effect that:

          (i) the Company is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to transact business as a foreign corporation in good standing in the State of California, the Commonwealth of Massachussetts, the State of Rhode Island and the State of Vermont and is qualified to transact business as a foreign corporation in the Commonwealth of Pennsylvania;

          (ii) the Company has corporate power to own or lease its properties and conduct its business as described in the Prospectus;

          (iii) the Company has authorized, issued and outstanding shares of capital stock as described in the first paragraph under the caption "Description of Capital Stock"

                                      15.

in the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with any and all applicable federal and state securities or Blue Sky laws and were not issued in violation of or subject to any statutory preemptive rights or other statutory rights to subscribe for or purchase securities or, to such counsel's knowledge, any contractual preemptive rights or other contractual rights to subscribe for or purchase securities; the Firm Securities have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly included for trading in the Nasdaq National Market; the holders of the Company's outstanding shares of capital stock are not entitled to any preemptive rights or any rights to subscribe for or purchase shares of Common Stock under the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or any other document filed as an exhibit to the Original Registration Statement or any Rule 462(b) Registration Statement; and no holder of any of the Company's outstanding shares of capital stock has any contractual right to require such shares held by it to be included in the registration effected by the Original Registration Statement or any Rule 462(b) Registration Statement under any document filed as an exhibit to the Original Registration Statement or any Rule 462(b) Registration Statement;

          (iv) the statements under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus, insofar as such statements purport to summarize the provisions of documents referred to therein, present fair summaries of such provisions and, insofar as they purport to describe matters of law, are accurate in all material respects;

          (v) this Agreement has been duly authorized, executed and delivered by the Company;

          (vi) (A) such counsel is not acting as counsel for the Company in any pending litigation or governmental proceeding in which the Company is a party or to which property of the Company is subject that is required to be described in the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus and is not so described as required (including any litigation or proceeding challenging the validity of the Merger), and such counsel has not had referred to it by the Company for legal advice or legal representation any matter that it believes might be deemed to be overtly threatened litigation or an overtly threatened governmental proceeding in which the Company might become a party or to which property of the Company might become subject (including any litigation or proceeding challenging the validity of the Merger); and (B) such counsel does not know of any agreement or other documents required to be filed as exhibits to the Original Registration Statement or any Rule 462(b) Registration Statement or described in the Registration Statement, any Rule 462(b) Registration Statement or the Prospectus that are not so filed or described as required;

          (vii) no consent, approval, authorization, registration, qualification or order of, by or with any governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required under state securities or Blue Sky laws, as to which such counsel need express no opinion) except such as have been obtained;

                                      16.

          (viii) the execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not (a) result in a violation of any statute or regulation of the United States, the State of New York or the State of Texas or the Delaware General Corporation Law or the Delaware Limited Liability Company Act (other than state securities or Blue Sky laws, as to which such counsel need express no opinion) or (b) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws Rule 462(b) Registration Statement;

          (ix) The Original Registration Statement and any Rule 462(b) Registration Statement have become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Original Registration Statement or any Rule 462(b) Registration Statement has been issued and no proceedings for that purpose are pending or threatened by the Commission;

          (x) the Original Registration Statement and any Rule 462(b) Registration Statement and the Prospectus (other than the financial statements, related schedules and other statistical and financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder;

          (xi) the Company is not, and will not become, solely as a result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment Company under the Investment Company Act of 1940, as amended; and

          (xii) the Merger became effective on ________, 1999 upon the filing of the Merger Agreement with the Secretary of State of the State of Delaware in accordance with Sections 265 and 251 of the Delaware General Corporation Law and
Section 18-209 of the Delaware Limited Liability Company Act; when the Merger became effective, the separate existence of the Predecessor ceased and the Merger had the other effects specified in Section 259(a) of the Delaware General Corporation Law and Section 18-209(g) of the Delaware Limited Liability Company Act; at the Effective Time, (A) each common unit in the Predecessor outstanding immediately prior to the Effective Time was converted into the right to receive shares of Common Stock, (B) each then-outstanding option to purchase common units in the Predecessor was assumed by the Company and became an option to acquire shares of Common Stock, and (C) each then-outstanding warrant to purchase common units in the Predecessor became exercisable to purchase shares of Common Stock, in each case as contemplated by Article II of the Merger Agreement; prior to the Effective Time, the Merger Agreement and the Merger were duly approved by the Predecessor by all requisite limited liability company action, including all requisite action of its managers and members, and by the Company by all requisite corporate action, including all requisite action of its directors and stockholders; and the consummation of the Merger did not (a) violate any statute or regulation of the United States, the State of New York or the State of Texas or the Delaware General Corporation Law or the Delaware Limited Liability Company Act or (b) conflict with or breach any of the terms of, or constitute a default under the Company's Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws, the Predecessor's Second Amended and Restated Operating

                                      17.

Agreement or any other document filed as an exhibit to the Original Registration Statement or any Rule 462(b) Registration Statement.

     Such counsel shall also have furnished to the Representatives a written statement, dated the Firm Closing Date, addressed to the Underwriters, to the effect that (x) such counsel has participated in the preparation of the Original Registration Statement and any Rule 462(b) Registration Statement, and (y) based upon such participation, no facts have come to their attention which lead them to believe that the Original Registration Statement or any 462(b) Registration Statement (other than the financial statements, related schedules and other statistical and financial data included therein, as to which such counsel need express no belief), as of the time it became effective under the Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the financial statements, related schedules and other statistical and financial data included therein, as to which such counsel need express no belief), as of its date or the date of such opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified, does not pass upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Original Registration Statement, any Rule 462(b) Registration Statement or the Prospectus.

     In rendering such opinion, such counsel may rely, as to certain factual matters, without any independent investigation, inquiry or verification, upon statements or certificates of officers and other representatives of the Company (including the representations of the Company contained in this Agreement), certificates of public officials, certificates or written statements of officers of departments of various jurisdictions having custody of documents relating to the corporate existence, foreign qualification and good standing of the Company and written statements of representatives of The Nasdaq Stock Market.

     References to the Original Registration Statement, any Rule 462(b) Registration Statement and the Prospectus in this paragraph (b) shall include any amendment to supplement thereto at the date of such opinion.

          (d) The Representatives shall have received an opinion, dated the Firm Closing Date, of Cooley Godward LLP, counsel for the Underwriters, with respect to the issuance and sale of the Firm Securities, the Registration Statement and the Prospectus, and such other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as such counsel may reasonably request for the purpose of enabling them to pass upon such matters.

          (e) The Representatives shall have received from Arthur Andersen LLP a letter or letters dated, respectively, the date hereof and the Firm Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                                      18.

                  (i) they are certified public independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) in their opinion, the financial statements and schedules audited by them and included in the Registration Statement and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                  (iii) on the basis of a reading of the latest available interim unaudited condensed financial statements of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph (iii), a reading of the minute books of the shareholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that:

                  (A) the unaudited condensed financial statements of the Company included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus;

                  (B) at a specific date not more than five business days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the Company, in each case compared with amounts shown on the March 31, 1999 unaudited balance sheet included in the Registration Statement and the Prospectus, or for the period from the date of such balance sheet to such specified date there were any decreases, as compared with the quarterly period ending as of the date of such balance sheet, in total revenues, operating loss, net loss or basic and diluted loss per common share of the Company, except in all instances for changes, decreases or increases set forth in the Registration Statement.

                  (iv) they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus under the captions "Prospectus Summary - Summary Financial Data," "Risk Factors," "Use of Proceeds," "Capitalization," "Dilution," "Selected Financial Information," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management - Executive Compensation," "Management - Employment Agreements," "Management - Stock Option Plans," "Certain Transactions,"

                                      19.

"Principal Stockholders," "Description of Capital Stock" and "Shares Eligible for Future Sale" and in Exhibit 11 to the Registration Statement, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

     In the event that the letters referred to above set forth any such changes, decreases or increases, it shall be a further condition to the obligations of the Underwriters that (A) such letters shall be accompanied by a written explanation of the Company as to the significance thereof, unless the Representatives deem such explanation unnecessary, and (B) such changes, decreases or increases do not, in the sole judgment of the Representatives, make it impractical or inadvisable to proceed with the purchase and delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

     References to the Registration Statement and the Prospectus in this paragraph (d) with respect to either letter referred to above shall include any amendment or supplement thereto at the date of such letter.

          (f) The Representatives shall have received a certificate, dated the Firm Closing Date, of the chief executive officer and the chief financial officer of the Company to the effect that:

                  (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of the Firm Closing Date; the Registration Statement, as amended as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented as of the Firm Closing Date, does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Firm Closing Date;

                  (ii) no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission; and

                  (iii) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company has not sustained any loss or interference with its business or properties that has had a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any event having a Material Adverse Effect, or any development involving a prospective Material Adverse Effect, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

                                      20.

          (g) The Representatives shall have received from each person who is a director, officer or shareholder of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Prudential Securities Incorporated, on behalf of the Underwriters, offer, sell, offer to sell, contract to sell, pledge, grant any option to purchase or otherwise sell or dispose (or announce any offer, sale, offer of sale, contract of sale, pledge, grant of any option to purchase or other sale or disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date of this Agreement.

          (h) On or before the Firm Closing Date, the Representatives and counsel for the Underwriters shall have received such further certificates, documents or other information as they may have reasonably requested from the Company.

          (i) Prior to the commencement of the offering of the Securities, the Securities shall have been included for trading in the Nasdaq National Market, subject to official notice of issuance.

     All opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Representatives and counsel for the Underwriters. The Company shall furnish to the Representatives such conformed copies of such opinions, certificates, letters and documents in such quantities as the Representatives and counsel for the Underwriters shall reasonably request.

     The respective obligations of the several Underwriters to purchase and pay for any Option Securities shall be subject, in their discretion, to each of the foregoing conditions to purchase the Firm Securities, except that all references to the Firm Securities and the Firm Closing Date shall be deemed to refer to such Option Securities and the related Option Closing Date, respectively.

     8.   Indemnification and Contribution.
          --------------------------------

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                  (i) any untrue statement or alleged untrue statement made by the Company in Section 2 of this Agreement;

                  (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application");

                                      21.

                  (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application a material fact required to be stated therein or necessary to make the statements therein not misleading; or

                  (iv) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials prepared by the Company or based upon written information furnished by or on behalf of the Company, including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Securities, including, without limitation, statements communicated to securities analysts employed by the Underwriters;

and will reimburse, as incurred, each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use therein; and provided, further, that the Company will not be liable to any Underwriter or any person controlling such Underwriter with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from such Underwriter but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(d) and (e) of this Agreement. This indemnity agreement will be in addition to any liability which the Company may otherwise have. The Company will not, without the prior written consent of the Underwriter or Underwriters purchasing, in the aggregate, more than fifty percent (50%) of the Securities, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Underwriter or any person who controls any such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

          (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject

                                      22.

under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein: and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or any action in respect thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (c)     Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Representatives in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action or actions) or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at

                                      23.

the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

          (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intents, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph
(d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total public offering price of the Securities purchased by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective underwriting obligations and not joint, and contributions among Underwriters shall be governed by the provisions of the Prudential Securities Incorporated Master Agreement Among Underwriters. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

                                      24.

     9.   Default of Underwriters.  If one or more Underwriters default in their
          -----------------------
obligations to purchase Firm Securities or Option Securities hereunder and the aggregate number of such Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Firm Securities or Option Securities to be purchased by all of the Underwriters at such time hereunder, the other Underwriters may make arrangements satisfactory to the Representatives for the purchase of such Securities by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives), but if no such arrangements are made by the Firm Closing Date or the related Option Closing Date, as the case may be, the other Underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Firm Securities or Option Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase. If one or more Underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Firm Securities or Option Securities, as the case may be, to be purchased by all of the Underwriters at such time hereunder, and if arrangements satisfactory to the Representatives are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting Underwriters, including the Representatives) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company other than as provided in Section 10 hereof. In the event of any default by one or more Underwriters as described in this Section 9, the Representatives shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, established as provided in Section 3 hereof for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Firm Securities or Option Securities, as the case may be. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 9. Nothing herein shall relieve any defaulting Underwriter from liability for its default.

     10.  Survival.  The respective representations, warranties, agreements,
          --------
covenants, indemnities and other statements of the Company, its officers and the several Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, any Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

     11.  Termination.
          -----------

          (a) This Agreement may be terminated with respect to the Firm Securities or any Option Securities in the sole discretion of the Representatives by notice to the Company given prior to the Firm Closing Date or the related Option Closing Date, respectively, in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Firm Closing Date or such Option Closing Date, respectively,

                                      25.

                  (i) the Company has, in the sole judgment of the Representatives, sustained any loss or interference with its businesses or properties that has had a Material Adverse Effect from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding or there shall have been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect (including without limitation a change in management or control of the Company), except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

                  (ii) trading in the Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or Nasdaq National Market shall have been suspended or minimum or maximum prices shall have been established on either such exchange;

                  (iii) a banking moratorium shall have been declared by New York or United States authorities; or

                  (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (C) any other calamity or crisis or material adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

          (b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in
Section 10 hereof.

     12.  Information Supplied by Underwriters.  The information set forth in
          ------------------------------------
the last paragraph on the front cover page (insofar as such information relates to the underwriters) and the information as set forth under the heading "Underwriting" in any Preliminary Prospectus or the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by any Underwriter through the Representatives to the Company for the purposes of Sections 2(b) and 8 hereof. The Underwriters confirm that such statements (to such extent) are correct.

     13.  Notices.  All communications hereunder shall be in writing and, if
          -------
sent to any of the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to Prudential Securities Incorporated, One New York Plaza, New York, New York 10292, Attention: Equity Transactions Group; and if sent to the Company, shall be delivered or sent by mail, telex or facsimile transmission and confirmed in writing to the Company at 55 Green Mountain Drive, South Burlington, Vermont 05403.

     14.  Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon the several Underwriters, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in

                                      26.

respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in
Section 8 of this Agreement shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from any Underwriter shall be deemed a successor because of such purchase.

     15.  Applicable Law.  The validity and interpretation of this Agreement,
          --------------
and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

     16.  Consent to Jurisdiction and Service of Process.  All judicial
          ----------------------------------------------
proceedings arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement, the Company accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusion jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. The Company designates and appoints CT Corporation System, 1633 Broadway, New York, New York, and such other persons as may hereafter be selected by the Company irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Prudential Securities Incorporated at its address provided in Section 13 hereof; provided,
                                                                      --------
however, that, unless otherwise provided by applicable law, any failure to mail
-------
such copy shall not affect the validity of service of such process. If any agent appointed by the Company refuses to accept service, the Company hereby agrees that service of process sufficient for personal jurisdiction in any action against the Company in the State of New York may be made by registered or certified mail, return receipt requested, to the Company at its address provided in Section 13 hereof, and the Company hereby acknowledges that such service shall be effective and binding in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Underwriter to bring proceedings against the Company in the courts of any other jurisdiction.

     17.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      27.

     If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute an agreement binding the Company and each of the several Underwriters.

                                    Very truly yours,

                                    GREENMOUNTAIN.COM COMPANY

                                    By
                                      ----------------------------------------
                                      M. David White
                                      Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

PRUDENTIAL SECURITIES INCORPORATED
BANC BOSTON ROBERTSON STEPHENS
BT ALEX. BROWN
VOLPE BROWN WHELAN & COMPANY
FIRST UNION CAPITAL MARKETS
FAC/EQUITIES
THE ROBERTSON-HUMPHREY COMPANY
E*OFFERING

By PRUDENTIAL SECURITIES INCORPORATED

By
  ----------------------------------------
     Jean-Claude Canfin
     Managing Director

For itself and on behalf of the Representatives.

                                      28.

                                  SCHEDULE 1

                                 UNDERWRITERS

            Underwriter                            Number of Firm Securities to be Purchased
----------------------------------------------     -----------------------------------------
Prudential Securities Incorporated.......
Banc Boston Robertson Stephens
BT Alex. Brown
Volpe Brown Whelan & Company
FAC/Equities
First Union Capital Markets
The Robinson-Humphrey Company
E*Offering
                                                   -----------------------------------------
Total

                                      29.